Exhibit 99.2

August 2025 Lument Finance Trust Q2 2025 Earnings Supplemental

Disclaimer 2 This presentation contains forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the current views of Lument Finance Trust, Inc. (NYSE: LFT) (“LFT,” the “Company,” “we,” “our,” or “us”) with respect to, among other things, the Company’s operations and financial performance. You can identify these forward - looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “projects,” “intends,” “plans,” “estimates,” or “anticipates,” or the negative version of these words or other comparable words or other statements that do not relate strictly to historical or factual matters. Such forward - looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. The Company believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its Annual Report on Form 10 - K for the year ended December 31, 2024, which is available on the SEC’s website at www.sec.gov . These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation and in the filings. The forward - looking statements contained in this presentation speak only as of August 8 th , 2025. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events or circumstances. This presentation includes non - GAAP financial measures, including Distributable Earnings. While we believe the non - GAAP information included in this presentation provides supplemental information to assist investors in analyzing our operating results and to assist investors in comparing our operating results with other peer issuers, these measures are not in accordance with GAAP, and they should not be considered a substitute for, or superior to, our financial information calculated in accordance with GAAP. Please refer to this presentation’s Appendix for a reconciliation of the non - GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.

Company Overview 3 Key Investment Highlights Strong Sponsorship/Ownership • Access to extensive loan origination platform through affiliation with Lument, a leading national mortgage originator and asset manager. • Experienced management team with an average of 20+ years of industry experience across multiple economic cycles. • Affiliation with ORIX Corporation USA, the US subsidiary of ORIX Corporation, the publicly traded Tokyo - based international financial services firm. • The Company is an externally - managed real estate investment trust focused on investing in, financing and managing a portfolio of commercial real estate debt investments. • The Company is externally managed by Lument Investment Management, LLC, an affiliate of ORIX Corporation USA. Attractive Investment Profile • Emphasis on middle market multifamily debt investments which we believe are well positioned for the current environment. • Experienced credit and asset management capabilities. • Attractive financing source via match term, non - recourse, non mark - to - market, collateralized financing structures.

Q2 2025 Updates 4 Note: (1) We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (los s) and cash flows from operating activities determined in accordance with GAAP. Distributable Earnings mirrors how we calculated Core Earnings in the past. Please see Appendix for reconciliation to GAAP. (2) See Appendix for definition of Book Value Per Share of Common Stock. (3) Based on carrying value. (4) If all yet to be executed loan extensions are exercised by the borrowers, the CRE loan portfolio will have a weighted ave ra ge remaining term of 18 months. • Q2 2025 GAAP net income attributable to common stockholders of $0.05 per share of common stock. • Q2 2025 Distributable Earnings (1) of $0.05 per share of common stock. • On June 20, 2025, the Company declared a cash dividend for the quarter of $0.06 per share of common stock. • The Company also declared a cash dividend for the quarter of $0.49219 per share of 7.875% Cumulative Redeemable Series A Preferred Stock. • Book Value Per Share of Common Stock was $3.27 (2) as of 6/30/2025. Financial Results • During the quarter, the Company experienced $63.4 million of loan payoffs and $3.6 million of loan fundings. Notable Activity • As of June 30, 2025, the Company’s investment portfolio consisted of floating - rate CRE loans of which approximately 90.6% (3) were collateralized by multifamily assets. • As of June 30, 2025, the Company’s $924 million loan portfolio had a weighted average remaining initial term of 5 months (4) , a weighted average note rate of SOFR + 3.56%, and unamortized aggregate purchase discounts of $2.3 million. • As of June 30, 2025, the Company had a Portfolio weighted average risk rating of 3.5, with 63.0% of the portfolio rated “3” (Moderate Risk) or better. Portfolio Performance • The floating - rate CRE loan portfolio was financed primarily through the Company’s two outstanding non - mark - to - market secured financings: • $438.8 million of investment grade notes issued through 2021 - FL1 CLO. • $272.9 million of investment grade notes issued through LMF 2023 - 1. • As of June 30, 2025, the Company held cash and cash equivalents of $59.4 million, and its leverage ratio declined quarter - over - quarter from 3.6x to 3.3x. • The Company’s corporate debt matures in 2026. Capitalization

Q2 2025 Balance Sheet Summary 5 June 30, 2025 (1) Balance Sheet (thousands) $905,420 Commercial mortgage loans held - for - investment (net of allowance for credit losses) 23,818 Real estate owned 59,404 Cash and cash equivalents 1,344 Restricted cash (2) 5,636 Accrued interest receivable 2,765 Other assets (3) $998,387 Total assets $709,863 Secured financings (4) 47,594 Credit facility (4) 9,475 Other liabilities $766,931 Total liabilities $231,456 Total equity 3.3x Total liabilities / total equity $3.27 Book Value Per Share of Common Stock (5) Note: (1) See Appendix for detailed consolidated balance sheet, including the Company’s consolidated variable interest entities (“VIE’s”). (2) Restricted cash held by LMF 2023 - 1 is available for investment in eligible mortgage assets through July 11, 2025. (3) Includes mortgage servicing rights, carried at fair value of $0.6 million. (4) Outstanding principal amount of investment grade notes issued by 2021 - FL1 CLO and LMF 2023 - 1 is $438.8 million and $272.9 m illion, respectively. The unpaid principal balance of the credit facility is $47.8 million. For GAAP purposes, these liabilities are carried at their outstanding unpaid principal balance, net of any una mor tized discounts and debt issuance costs. (5) See Appendix for definition of Book Value Per Share of Common Stock.

Q2 2025 Income Statement Summary 6 Three Months Ended June 30, 2025 Summary Income Statement (thousands) $6,961 Net interest income (118) Total other income (loss) (3,156) Operating expenses 4 Benefit (provision) from income taxes (1,185) Preferred dividends $2,506 Net income attributable to common stockholders 52,332,304 Weighted average shares outstanding during the period, basic and diluted $0.05 Net income attributable to common stockholders per share Three Months Ended June 30, 2025 GAAP Net Income to Distributable Earnings Reconciliation (thousands) $2,506 Net Income attributable to common stockholders Adjustments: 36 Unrealized (gains) losses on mortgage servicing rights 95 Unrealized provision for credit losses 139 Depreciation of real estate owned (4) Provision for (benefit from) income taxes $2,772 Distributable Earnings (1) 52,332,304 Weighted average shares outstanding during the period, basic and diluted $0.05 Distributable Earnings per share of common stock $0.06 Dividend per share of common stock Note: (1) See Appendix for definition of Distributable Earnings and reconciliation to GAAP.

Earnings and Book Value Per Share of Common Stock 7 $0.10 $0.10 $0.08 $0.05 $0.08 $0.08 $0.08 $0.06 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Distributable Earnings Dividends $3.50 $3.40 $3.29 $3.27 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Distributable Earnings (1) & Dividends Per Share of Common Share Book Value Per Share of Common Stock (2) Note: (1) See Appendix for definition of Distributable Earnings and for reconciliation of GAAP net income to distributable ear nings. (2) See Appendix for definition of Book Value Per Share of Common Stock.

Investment Portfolio 8 Geographic Concentration (2) Multifamily , $819.9 , 90.6% Seniors Housing & Healthcare , $79.5 , 8.8% Self Storage , $6.1 , 0.7% Property Type (2) $905.4 Note: (1) Based on carrying value. (2) $ In millions, based on carrying value. • On June 30, 2025, the Company owned a portfolio of floating - rate CRE loans with a carrying value of $905 million. 90.6% (1) of the portfolio was invested in loans collateralized by multifamily assets. • The Company anticipates that it will continue to focus on investment opportunities within multifamily credit. The Company does not currently own any hospitality, retail, or office loan assets and has limited exposure to seniors housing and self - storage. TX , … FL , $196.5 , 21.7% NJ , $114.2 , 12.6% GA , $57.5 , 6.4% PA, $48.6 , 5.4% Other States , $202.2 , 22.3% $905.4

Q2 2025 Loan Activity 9 Multifamily , $63.4 , 100.0% Q2 Payoffs by Property Type (1) $63.4 • The Company experienced $3.6 million of loan fundings and $63.4 million of loan payoffs during the quarter. Note: (1) $ In millions, based on UPB. (2) Portfolio balances shown based on carrying value net of allowances. “Other Activity” is comprised of changes in capitaliz ed origination fees, extension fees, and purchase discounts. Portfolio Activity (2) $988.8 $3.6 ($63.4) $2.8 ($23.8) ($2.6) $905.4 Q1 2025 Portfolio Loan Fundings Payoffs / Sales Provision for Loan Losses Loans Transferred to REO Other Activity Q2 2025 Portfolio Healthcare , $3.6 , 100.0% Q2 Fundings by Property Type (1) $3.6

Portfolio Credit 10 • As of June 30, 2025, 86.6 % of the Company’s portfolio was performing (1) , with 63.0% of the portfolio rated “3” (Moderate Risk) or better. • Weighted average risk rating (2) of 3.5. • During the quarter, management applied a “5” risk - rating to eight loans with an aggregate principal value of $124.1 million. 93.0% 90.8% 89.3% 86.6% 4.8% 4.3% 4.3% 4.3% -1.0000% 0.0000% 1.0000% 2.0000% 3.0000% 4.0000% 5.0000% 6.0000% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2024 12/31/2024 3/31/2025 6/30/2025 % Performing Average 1M SOFR Asset Performance (1) Weighted Average Risk Rating (2) Note: (1) “Performing” defined as loans that are not considered by management to be default risk. (2) Weighted average risk rating is weighted based on carrying value of portfolio assets. 3.6 3.5 3.5 3.5 2.90 3.00 3.10 3.20 3.30 3.40 3.50 3.60 3.70 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 9/30/2024 12/31/2024 3/31/2025 6/30/2025 1 2 3 4 5 Weighted Avg Risk Rating

Q2 2025 Capital Structure Overview 11 71.8% 17.3% 6.1% 4.8% Secured Financing Common Equity Preferred Equity Term Loan $990.8 Capital Structure Composition (1) Capital Structure Detail Note: (1) In millions. LFT total capitalization is a non - GAAP measure which excludes certain Balance Sheet items; Please see App endix for reconciliation to GAAP. (2) Secured financing shown at par value. 2021 - FL1 CLO GAAP carrying value of $438.8. LMF 2023 - 1 carrying value of $271.1 milli on includes $1.8 million of unamortized debt issuance costs. (3) Term loan shown at par value. GAAP carrying value of $47.6 million includes $0.2 million of unamortized debt issuance cos ts . (4) Preferred equity shown at $60 million liquidation preference. (5) Noncontrolling interest was $99,500 as of 6/30/2025 and is excluded from common equity above. Match Term Non - Recourse Financing • The Company does not currently utilize repurchase or warehouse facility financing and therefore is not subject to margin calls on any of its loan assets from repo or warehouse lenders. • Primary sources of financing include two secured financings ( 2021 - FL1 CLO and LMF 2023 - 1), preferred stock, and a corporate term loan. ($ in millions) Secured Financings (2) Maturity Date Rate Advance Rate Amount 2021-FL1 CLO July 2032 S + 1.79% 72.5% $438.8 LMF 2023-1 Financing June 2039 S + 3.19% 79.9% $272.9 Credit Facilities Term Loan (3) February 2026 7.88% $47.8 Total Debt $759.4 Equity Preferred Equity (4) N/A 7.875% $60.0 Book Value of Common Equity (5) N/A $171.4 Total Capitalization (1) $990.8

$0.01 - $0.01 - $0.02 - $0.02 - $0.03 +25 bps 0 bps -25 bps -50 bps -75 bps -100 bps Net Interest Income Sensitivity to Shifts in Term SOFR 12 Floating Rate Assets (2) $924 Floating Rate Liabilities (3) - $712 Net Exposure $213 Floating - Rate Exposure (1) Net Interest Income Per Share Sensitivity to Change in SOFR (4) Note: (1) In millions. Net Exposure represents UPB of floating rate portfolio assets net of par value of secured floating rate debt outstanding. (2) Figure reflects unpaid principal balance of floating - rate loan portfolio. (3) Comprised of outstanding securitization notes related to 2021 - FL1 and LMF 2023 - 1, both of which are indexed to one - month SO FR. Figure reflects par value of notes. (4) Annualized impact per common share. Assumes starting 30 - day term SOFR of 4.32%. • 100% floating - rate loan portfolio. • 100% of portfolio is indexed to 30 - day term SOFR.

Appendix

6/30/2025 CRE Loan Portfolio Details 14 Continued on the following page Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium Initial Term (months) As-Is LTV at Origination (1) 1 Loan 1 12/16/2021 1/5/2026 Multifamily Daytona Beach FL 51,375,000 3.16% 0 49 71.70% 2 Loan 2 3/22/2022 4/5/2026 Multifamily Seneca SC 31,627,625 3.35% (338,603) 49 74.54% 3 Loan 3 6/28/2022 4/5/2027 Multifamily Dallas TX 29,623,930 3.40% (294,006) 58 71.59% 4 Loan 4 6/8/2021 10/3/2025 Multifamily Miami FL 29,543,566 3.31% 0 52 74.26% 5 Loan 5 12/29/2021 1/6/2026 Multifamily Multi NC 27,549,146 3.96% 0 48 59.90% 6 Loan 6 4/19/2024 11/5/2025 Multifamily Battle Creek MI 27,120,000 3.05% 0 18 74.00% 7 Loan 7 6/7/2021 7/4/2025 Multifamily San Antonio TX 26,585,176 3.51% 0 49 80.00% 8 Loan 8 11/2/2021 11/5/2025 Multifamily Melbourne FL 26,049,291 3.81% 0 48 72.09% 9 Loan 9 8/26/2021 8/5/2025 Multifamily Clarkston GA 24,468,032 3.61% 0 48 79.00% 10 Loan 10 10/18/2021 11/6/2025 Multifamily Cherry Hill NJ 23,348,000 3.11% 0 49 72.40% 11 Loan 11 8/26/2021 9/5/2025 Multifamily Union City GA 22,872,354 3.46% 0 49 70.40% 12 Loan 12 3/22/2022 8/5/2025 Multifamily York PA 21,934,375 3.30% (303,000) 41 79.17% 13 Loan 13 11/16/2021 12/5/2025 Multifamily Dallas TX 21,916,753 3.31% 0 49 73.54% 14 Loan 14 7/8/2022 8/5/2025 Multifamily Arlington TX 21,818,465 3.75% (191,089) 37 67.10% 15 Loan 15 4/27/2022 7/5/2025 Multifamily North Brunswick NJ 21,739,237 3.40% 0 38 79.90% 16 Loan 16 8/31/2021 9/5/2025 Multifamily Houston TX 21,644,684 3.41% 0 48 74.20% 17 Loan 17 11/29/2022 12/5/2025 Healthcare Glendale WI 20,360,000 4.00% 0 36 45.00% 18 Loan 18 11/5/2021 11/5/2024 Multifamily Orlando FL 19,625,274 3.11% 0 36 78.05% 19 Loan 19 11/21/2022 12/5/2025 Healthcare Houston TX 18,920,000 4.00% 0 37 67.00% 20 Loan 20 2/2/2022 2/6/2025 Multifamily Houston TX 18,660,822 3.50% 0 36 77.50% 21 Loan 21 2/11/2022 3/6/2026 Multifamily Tampa FL 18,363,394 3.60% 0 49 77.99% 22 Loan 22 11/23/2021 12/5/2025 Multifamily Orange NJ 18,341,502 3.31% 0 49 78.00% 23 Loan 23 4/30/2024 11/5/2025 Multifamily Garfield NJ 18,303,744 3.50% 0 18 66.07% 24 Loan 24 3/31/2022 4/5/2026 Multifamily Tallahassee FL 16,956,276 3.30% (211,400) 48 74.80% 25 Loan 25 11/10/2022 12/5/2025 Healthcare Austin TX 16,690,000 4.00% 0 37 65.00% 26 Loan 26 12/1/2021 12/5/2025 Multifamily Horn Lake MS 15,449,323 3.41% 0 48 75.70% 27 Loan 27 4/6/2022 6/5/2026 Multifamily Vineland NJ 15,347,180 3.75% (143,725) 50 77.00% 28 Loan 28 2/22/2022 9/5/2025 Multifamily Philadelphia PA 15,000,000 3.80% 0 43 80.00% 29 Loan 29 6/15/2022 7/5/2025 Multifamily Denton TX 14,511,455 3.90% (78) 37 73.00% 30 Loan 30 7/26/2022 8/5/2025 Multifamily Atlanta GA 14,351,599 3.65% (167,877) 36 65.15%

6/30/2025 CRE Loan Portfolio Details 15 Note: (1) LTV as of the date the loan was originated by an affiliate. LTV has not been updated for any subsequent draws or loan modifications and is not reflective of any changes in value which may have occurred subsequent to the origination date. # Loan Name Closing Date Maturity Date Property Type City State Unpaid Principal Balance Note Spread Unamortized Discount/Premium Initial Term (months) As-Is LTV at Origination (1) 31 Loan 31 4/27/2022 5/5/2026 Multifamily Houston TX 14,171,704 3.70% 0 48 79.60% 32 Loan 32 11/21/2022 12/5/2025 Healthcare Southlake TX 14,030,000 4.00% 0 37 48.00% 33 Loan 33 12/28/2021 8/12/2025 Multifamily Houston TX 13,864,376 3.25% (115,266) 44 71.22% 34 Loan 34 4/12/2021 5/5/2025 Multifamily Cedar Park TX 13,666,721 3.86% 0 49 66.70% 35 Loan 35 6/10/2022 7/5/2025 Multifamily Blakely PA 13,625,505 3.90% (60,803) 37 75.00% 36 Loan 36 10/6/2023 10/3/2025 Multifamily Garfield NJ 13,191,852 4.00% 0 24 65.50% 37 Loan 37 12/20/2024 1/5/2028 Multifamily Olympia WA 13,000,000 3.75% 0 37 68.49% 38 Loan 38 12/28/2021 8/12/2025 Multifamily Houston TX 12,203,341 3.25% 0 44 71.20% 39 Loan 39 5/12/2022 6/5/2025 Multifamily Ypsilanti MI 11,926,591 3.50% (115,638) 37 68.40% 40 Loan 40 1/25/2022 6/9/2027 Multifamily Corpus Christi TX 11,261,792 3.55% (81,785) 65 78.76% 41 Loan 41 10/28/2021 11/6/2025 Multifamily Tampa FL 11,202,535 3.06% 0 49 75.70% 42 Loan 42 5/3/2022 11/5/2025 Multifamily Port Richey FL 10,818,945 3.55% (135,793) 42 79.05% 43 Loan 43 12/29/2021 1/5/2026 Multifamily Phoenix AZ 10,615,094 3.76% (3,137) 48 75.90% 44 Loan 44 6/28/2022 7/4/2025 Multifamily Colorado Springs CO 10,531,845 3.90% 0 36 73.06% 45 Loan 45 9/30/2021 10/6/2025 Multifamily Clearfield UT 10,305,308 3.26% 0 48 67.98% 46 Loan 46 7/14/2022 8/5/2025 Multifamily Bradenton FL 9,429,206 3.90% (48,903) 37 74.40% 47 Loan 47 8/5/2022 8/5/2025 Multifamily San Antonio TX 9,127,649 4.35% (27,264) 36 75.00% 48 Loan 48 6/22/2022 7/3/2025 Multifamily Des Moines IA 8,175,500 4.00% 0 36 72.03% 49 Loan 49 5/26/2022 8/5/2025 Multifamily Haltom City TX 8,116,833 4.00% (46,278) 38 74.38% 50 Loan 50 9/28/2021 10/6/2025 Multifamily Chicago IL 7,286,000 3.76% 0 48 75.90% 51 Loan 51 10/7/2022 11/5/2025 Multifamily Fairborn OH 7,000,000 4.10% 0 37 79.10% 52 Loan 52 10/24/2022 11/6/2025 Healthcare Various FL 6,100,000 4.50% 0 36 71.00% 53 Loan 53 6/3/2022 6/5/2026 Self Storage Deer Park NY 6,067,500 3.60% 0 48 72.50% 54 Loan 54 10/6/2023 10/3/2025 Multifamily Garfield NJ 4,808,148 4.00% 0 24 65.50% 55 Loan 55 4/23/2025 12/5/2025 Healthcare Austin TX 1,900,000 4.00% 0 7 65.00% 56 Loan 56 4/23/2025 12/5/2025 Healthcare Southlake TX 1,705,000 4.00% 0 7 48.00% Total / Average 924,227,644 3.56% (2,284,646) 43 72.11%

Consolidated Balance Sheets 16

Consolidated Statement of Income 17

Detailed Walk of Allowance for Loan Losses 18

Reconciliation of Net Income to Distributable Earnings 19 For the Three Months Ended June 30, 2025 Mar 31, 2025 Dec 31, 2024 Sep 30, 2024 GAAP to Distributable Earnings Reconciliation Reconciliation of GAAP to non - GAAP Information $2,505,731 $(1,707,526) $3,604,879 $5,095,684 Net income attributable to common stockholders Adjustments for non - Distributable earnings 36,456 22,518 (8,978) 46,017 Unrealized losses (gains) on mortgage servicing rights 94,768 5,697,661 1,781,098 317,448 Unrealized provision for credit losses 138,777 0 0 0 Depreciation of real estate owned 270,001 5,720,179 1,772,1210 363,465 Subtotal Other Adjustments (4,084) 8,550 5,457 3,489 Adjustment for income taxes (4,084) 8,550 5,457 3,489 Subtotal $2,771,648 $4,021,203 $5,382,456 $5,462,638 Distributable Earnings 52,332,304 52,309,887 52,300,100 52,283,669 Weighted average shares outstanding, b asic and diluted $0.05 $0.08 $0.10 $0.10 Distributable Earnings per share of common stock , b asic and diluted

Detailed Walk of Capitalization as of 6/30/2025 20 6/30/2025 LFT Capitalization Reconciliation (in 000's) $998,288 Total GAAP liabilities and stockholders' equity (1) Adjustments for Capitalization (2,183) ( - ) Accrued interest payable (4,138) ( - ) Dividends payable (1,806) ( - ) Fees and expenses payable to Manager (1,348) ( - ) Other accounts payable and accrued expenses 1,961 ( + ) Other capitalized financing & issuance costs $990,774 LFT Capitalization Note: (1) Net of non - controlling interest.

Book Value Per Share of Common Stock as of 6/30/2025 21 June 30, 2025 Book Value Per Common Share (in 000's) $231,456 Total stockholders’ equity (60,000) ( - ) Preferred equity (1) (100) ( - ) Non - controlling interest $171,356 Common equity 52,341,046 Shares outstanding $3.27 Book Value Per Share of Common Stock Note: (1) Reflects 2.4 million shares of the Company’s 7.875% Series A Cumulative Redeemable Preferred Stock outstanding at a $ 25 liquidation preference per share.

Key Definitions 22 “ Book Value Per Share of Common Stock ” is calculated as: a) total stockholders’ equity computed in accordance with GAAP less the value of the issued and outstanding preferred stock at its stated liquidation preference of $25.00 per share, divided by b) the weight ed average number of shares of common stock issued and outstanding during the period, basic and diluted. “ Distributable Earnings ” is a non - GAAP measure, which we define as GAAP net income (loss) attributable to holders' of common stock, or, without duplication, owners of the Company's subsidiaries, computed in accordance with GAAP, including realized losses not ot her wise included in GAAP net income (loss) and excluding (i) non - cash equity compensation, (ii) depreciation and amortization, (iii) any unrealized gains or losses or other similar non - cash items that are included in net income for that applicable reporting period, regardless of whether such items are included in other comprehensive income (loss) or net income (loss), and (iv) one - time events pursuant to changes in GAAP and certain material non - cash income or expense items after discussions with the Company's board of directors and approved by a majority of the Company's independent directors. We also add back one - time charges such as acquisition costs and one - time gains/losses on the early extinguishment of debt and redemption of preferred stock. Distributable Earnings mirrors how we calculate Core Earnings pursu ant to the terms of our management agreement between our Manager and us, or our Management Agreement, for purposes of calculating the incentive fee payable to our Manager. While Distributable Earnings excludes the impact of any unrealized provisions for credi t l osses, any loan losses are charged off and realized through Distributable Earnings when deemed non - recoverable. Non - recoverability is determine d (i) upon the resolution of a loan (i.e. when the loan is repaid, fully or partially, or in the case of foreclosures, when the underlyi ng asset is sold), or (ii) with respect to any amount due under any loan, when such amount is determined to be non - collectible. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and c ash flows from operating activities determined in accordance with GAAP. We believe Distributable Earnings is a useful financial metric for e xis ting and potential future holders of our common stock as historically, over time, Distributable Earnings has been a strong indicator o f o ur dividends per share. As a REIT, we generally must distribute annually at least 90% of our taxable income, subject to certain adjustment s, and therefore we believe our dividends are one of the principal reasons stockholders may invest in our common stock. Refer to Note 16 to ou r c onsolidated financial statements for further discussion of our distribution requirements as a REIT. Furthermore, Distributable Earnings h elp us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indica tiv e of our current loan portfolio and operations and is a performance metric we consider when declaring our dividends. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be con sid ered as an alternative to GAAP net income (loss), or an indication of GAAP cash flows from operations, a measure of our liquidity, or an in dication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the m eth odologies employed by other companies to calculate the same or similar performance measures, and accordingly, our reported Distributabl e E arnings may not be comparable to the Distributable Earnings reported by other companies.

August 2025